UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ESPORTS ENTERTAINMENT GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ESPORTS ENTERTAINMENT GROUP, INC.

January [●], 2024

Dear Fellow Esports Entertainment Group, Inc. Stockholders:

We invite you to attend the 2023 Annual Meeting of Stockholders of Esports Entertainment Group, Inc. to be held virtually at www.virtualshareholdermeeting.com/GMBL2023 on [●], 2024, at 10:00 a.m. Eastern Time.

The Notice of the Annual Meeting and proxy statement (“Proxy Statement”) accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. There will be a question-and-answer and discussion period as part of the meeting. Our 2023 results are presented in detail in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which is accessible as indicated in the Proxy Statement.

Your vote is very important. We encourage you to read all of the important information in the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, telephone or mail using a paper copy of the proxy card.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Esports Entertainment Group, Inc.

Sincerely,

/s/ Jan Jones Blackhurst
Jan Jones Blackhurst
Chair of the Board of Directors

/s/ Alex Igelman
Alex Igelman
Chief Executive Officer

ESPORTS ENTERTAINMENT GROUP, INC.

Block 6, Triq Paceville

St. Julians, Malta, STJ 3109

Telephone: 356 2713 1276

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on [●], 2024

To the Stockholders of Esports Entertainment Group, Inc.:

The 2023 Annual Meeting of the Stockholders (the “Annual Meeting”) of Esports Entertainment Group, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Esports”, “we”, “us” or “our”), will be held on [●], 2024, at 10:00 a.m. Eastern Time virtually at www.virtualshareholdermeeting.com/GMBL2023. You or your proxy holder will be able to participate and vote, by visiting the meeting link above and entering the control number on the proxy card you received. You are not required to register before the meeting starts.

The purpose of the Annual Meeting is to consider and act upon the following matters:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in this proxy statement (“Proxy Statement”) (Proposal No. 2);

3.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal No. 3);

4.	To approve the potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), under the Company’s Series D Convertible Preferred Stock, Series D Preferred Stock Warrants and Common Stock Warrants issued on May 22, 2023 (Proposal No. 4);

5.	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of Common Stock from 1.25 million to 500 million shares. (Proposal No. 5); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock at the close of business on [●] (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material to our stockholders via mail and the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jan Jones Blackhurst	/s/ Alex Igelman
Jan Jones Blackhurst	Alex Igelman
Chair of the Board of Directors	Chief Executive Officer
[●]	[●]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2024

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

Page
GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING	1
Revocability of Proxies	1
Soliciting Proxies	1
Voting Securities	1
Voting of Proxies	2
Voting Procedures and Votes Required	2
Uninstructed Shares	3
Votes Required to Approve a Proposal	3
Tabulation and Reporting of Voting Results	4
Proxy Materials Are Available on the Internet	4
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	5
CORPORATE GOVERNANCE	8
Board of Directors	8
Delinquent Section 16(a) Reports	10
Board Committees	11
Code of Ethics	13
EXECUTIVE COMPENSATION	15
Summary Compensation Table	15
Agreements with Named Executive Officers	17
Outstanding Equity Awards at Year End	19
Director Compensation	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
Transactions with Related Persons	24
AUDIT-RELATED MATTERS	26
Audit Committee Report	26
Audit Fees and Services	27
MATTERS TO BE VOTED ON	27
Proposal No. 1: Election of directors	27
Proposal No. 2: Non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement	28
Proposal No. 3: Ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024	29
Proposal No. 4: To approve the potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), under the Company’s Series D Convertible Preferred Stock, Series D Preferred Stock Warrants and Common Stock Warrants issued on May 22, 2023	30
Proposal No. 5: To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 1.25 million to 500 million shares	35
STOCKHOLDER NOMINATIONS AND OTHER BUSINESS	38
OTHER MATTERS	38
Householding of Annual Meeting Materials	39

i

ESPORTS ENTERTAINMENT GROUP, INC.

Block 6, Triq Paceville

St. Julians, Malta, STJ 3109

Telephone: 356 2713 1276

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Esports Entertainment Group, Inc. (the “Company,” “we” or “us”), for use at the 2023 Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/GMBL2023, on [●], 2024, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Whether or not you expect to attend the Annual Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. It is contemplated that this Proxy Statement and the accompanying form of Proxy will first be mailed to the Company’s stockholders on or about [●], 2024.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder of record may revoke his, her or its Proxy at any time before it is voted either by delivering to the Secretary of the Company, at its principal executive offices located at Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting during the meeting via the virtual meeting platform.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Solicitation of Proxies

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by electronic mail or telephone, without additional compensation.

Record Date

Stockholders of record at the close of business on [●] (the “Record Date”), will be entitled to receive notice of, attend and vote at the Annual Meeting.

Voting Securities

As of [●], 2024, there were [●] shares of Common Stock issued and outstanding. Stockholders are entitled to one vote for each share of Common Stock held by them. In addition, as of [●], there were 100 shares of series E mirroring preferred stock (“Series E Preferred Stock”) issued and outstanding. The Series E Preferred Stock has voting rights on the authorized share increase (Proposal No. 5) equal to six (6) million common votes per share, provided that any votes cast by the Series E Preferred Stock with respect to Proposal No. 5 must be counted by the Company in the same proportion as the shares of common stock voted on this proposal. For example, if 50.5% of the shares of Common Stock voted by proxy or during the Annual Meeting are voted “FOR” Proposal No. 5, then the Company will count 50.5% of the votes cast (or votes) by the holder of the Series E Preferred Stock as votes “FOR” Proposal No. 5. Holders of Common Stock and Series E Preferred Stock will vote on Proposal 5 as a single class.

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Under our bylaws, the presence at the Annual Meeting or by proxy of the holders of thirty-three and 34/100 percent (33.34%) of all stock issued and outstanding and entitled to vote, present during the Annual Meeting or represented by proxy, is necessary to constitute a quorum at the Annual Meeting. In the absence of a quorum at the Annual Meeting, the Annual Meeting may be postponed or adjourned from time to time without notice, except as required by law, until a quorum is formed. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting or by proxy and who abstain, including broker non-votes (as described below), and brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present for purposes of determining the presence of a quorum.

Why am I being provided with these proxy materials?

We have delivered these proxy materials to you in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting of Proxies

All valid Proxies received prior to the Annual Meeting will be voted. The Board recommends that you vote by Proxy even if you plan to attend the Annual Meeting. You can vote your shares by Proxy via Internet, via telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail. To vote via Internet, go to www.proxyvote.com and follow the instructions. To vote by telephone, follow the instructions provided on the proxy card or voting card, as applicable. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Broadridge Financial Solutions, Inc. Voting prior to the Annual Meeting will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote via the virtual meeting platform. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Voting Procedures

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

●	You may vote over the Internet.

	●	You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card.

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●	You may vote via the telephone.

● If you are a stockholder of record, you can submit your Proxy by calling the telephone number specified on the paper copy of the proxy card you received. You must have the control number that appears on your proxy card available when submitting your Proxy over the telephone.

● Most stockholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other nominee. Those stockholders should check the voting instruction form for telephone voting availability.

●	You may vote during the Annual Meeting. You or your proxy holder may vote your shares during the Annual Meeting via the virtual meeting platform.

●	You may vote by mail. If you received a proxy card by mail, you may vote by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone.

Uninstructed Shares

All Proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the instructions set forth therein. However, if no choice is specified on a Proxy as to one or more of the proposals, the Proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

Votes Required to Approve a Proposal

Under our bylaws, the holders of thirty-three and 34/100 percent (33.34%) of all stock issued, outstanding and entitled to vote at a meeting, present at the Annual Meeting or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock and Series E Preferred Stock represented at the Annual Meeting or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, then the broker will be entitled to vote the shares with respect to “discretionary” items (such as Proposal No. 2) but will not be permitted to vote the shares with respect to “non-discretionary” items (all other proposals in this Proxy Statement, in which case, each share will be treated as a “broker non-vote”).

The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal No. 1: Election of Directors. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN” nominees noted by you on the appropriate portion of your Proxy or voting instruction card. At the Annual Meeting, four directors are to be elected, which number shall constitute four of the total five seats of our Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Abstentions and votes against will not be deemed a vote with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: Non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 3: To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting or by proxy is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Proposal No. 4: To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock, par value $0.001 per share (the “Common Stock”), under the Company’s Series D Convertible Preferred Stock, Series D Preferred Stock Warrants and Common Stock Warrants issued on May 22, 2023. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting or by proxy is required for the approval of the potential issuance of in excess of 19.99% of outstanding Common Stock under the Company’s Series D Convertible Preferred Stock (the “Series D Preferred Stock”). Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 5: To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 1.25 million to 500 million shares. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the voting power of all issued and outstanding Common Stock is required for the approval of the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal as they will not be counted toward reaching a majority of the issued and outstanding shares. The Series E Preferred Stock is voted in proportion to the Common Stock vote for this proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days from the date of the Annual Meeting.

This proxy statement, the accompanying proxy card and our Annual Report to stockholders were first made available to stockholders on or about [●], by way of our definitive proxy filing.

A copy of our Annual Report on Form 10-K for the year ended June 30, 2023, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, Attention: Secretary.

Proxy Materials Are Available on the Internet

The Company uses the Internet as a means of furnishing proxy materials to stockholders. We are sending our stockholders instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials and how to submit a Proxy electronically using the Internet.

Stockholders may follow the instructions to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have made these proxy materials available to you on the Internet because the Board is soliciting your Proxy to vote at the Annual Meeting. According to our records, you were a stockholder of the Company as of the end of business on [●].

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by the Internet, or, if you request a paper copy of the proxy materials and receive a proxy card, by telephone or mail.

The Company intends to mail the proxy materials on or about [●], 2024, to all stockholders of record on the Record Date entitled to vote at the Annual Meeting.

What is the proxy card?

If you received a printed set of the proxy materials, the proxy card enables you to appoint Jan Jones Blackhurst, Chair of the Board of Directors, Alex Igelman, Chief Executive Officer, or Lydia Roy, Group General Counsel and Compliance, Corporate Secretary, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing Jan Jones Blackhurst, Alex Igelman, or Lydia Roy to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on [●], 2024, commencing at 10:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/GMBL2023. You or your proxy holder will be able to participate and vote, by visiting the meeting link above and entering the control number on the proxy card or notice of the meeting you received. You are not required to register before the meeting starts. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the live audio webcast. However, in order to maintain the interactive nature of the meeting, virtual attendees are able to vote and submit questions or comments to the Company’s officers and directors during the meeting via the online meeting website.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on [●], will be entitled to vote at the Annual Meeting.

On the Record Date, there were [●] shares of Common Stock outstanding and entitled to vote and there were 100 shares of Series E Preferred Stock outstanding that have voting rights on the authorized share increase proposal (Proposal No. 5).

The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. Check-in will begin one-half hour prior to the Annual Meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on [●], your shares were registered directly in your name with Esports Entertainment Group, Inc.’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote during the Annual Meeting using the virtual meeting platform, vote by the Internet or, if you request a paper copy of the proxy materials and receive a proxy card, by telephone or mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on [●], your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on?

The following matters are scheduled for a vote:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 2);

3.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal No. 3);

4.	To approve the potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), under the Company’s Series D Convertible Preferred Stock, Series D Preferred Stock Warrants and Common Stock Warrants issued on May 22, 2023 (Proposal No. 4)

5.	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 1.25 million to 500 million shares (Proposal No. 5); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the Annual Meeting.

How do I vote?

Please see Voting Procedures on page 2.

How many votes do I have?

On each matter to be voted upon, owners of Common Stock have one vote for each share of Common Stock as of the Record Date. The Series E Preferred Stock has six (6) million votes for each share of Series E Preferred Stock as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, at the Annual Meeting or by proxy, of the holders of thirty-three and 34/100 percent (33.34%) of all stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. As there were [●] shares of voting power from the issued and outstanding shares of Common Stock and Series E Preferred Stock entitled to vote as of the Record Date, the quorum for the Annual Meeting is [●] shares. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present at the Annual Meeting or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement, except as required by law, until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the directors (Proposal No. 1), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 2), “FOR” ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal No. 3), “FOR” the approval of the potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), under the Company’s Series D Convertible Preferred Stock, Series D Preferred Stock Warrants and Common Stock Warrants issued on May 22, 2023 (Proposal No. 4), “FOR” the approval of an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 1.25 million to 500 million shares (Proposal No. 5), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the Annual Meeting, your proxy holder (the individual named on your proxy card) will vote your shares using his best judgment.

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How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of the directors (Proposal No. 1), “FOR” approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 2), “FOR” ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal No. 3), “FOR” the approval of the potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), under the Company’s Series D Convertible Preferred Stock, Series D Preferred Stock Warrants and Common Stock Warrants issued on May 22, 2023 (Proposal No. 4), “FOR” the approval of an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 1.25 million to 500 million shares (Proposal No. 5), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof. If no choice is specified on your Proxy as to one or more of the proposals, the Proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of mailing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one Proxy Statement and annual report or Notice of Internet Availability, as applicable?

If you receive more than one Proxy Statement and annual report, your shares may be registered in more than one name or in different accounts. Please submit a vote for each Proxy Statement and annual report received to ensure that all of your shares are voted.

I share the same address with another Esports Entertainment Group, Inc. stockholder. Why has our household only received one Proxy Statement and annual report or Notice of Internet Availability, as applicable?

The SEC’s rules permit us to deliver a single Proxy Statement and annual report or Notice of Internet Availability, as applicable, to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We and some brokers have delivered only one Proxy Statement and annual report or Notice of Availability, as applicable, to stockholders who share a single address, unless we or the applicable broker received contrary instructions from any stockholder at that address. However, any stockholder residing at the same address who wishes to receive a separate copy of the Proxy Statement and annual report or Notice of Availability, as applicable, may make such a request by notifying the broker or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 if the shares are held in a brokerage account or us if the shares are registered shares. Stockholders can notify us by sending a written request addressed to Attn: Secretary, Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109 or by calling us at +356 2713 1276.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may change your proxy by Internet or telephone or submit another properly completed proxy card with a later date;

●	You may send a timely written notice that you are revoking your proxy to the Company at Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, Attn: Secretary; or

●	You may attend the Annual Meeting and vote during the meeting via the virtual meeting platform. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes, and broker non-votes.

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Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Annual Meeting.

CORPORATE GOVERNANCE

Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board as of December 31, 2023. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board, upon the recommendation of our Compensation, Nominating and Corporate Governance Committee (the “CNCG Committee”), has nominated: Jan Jones Blackhurst, Damian Mathews, Alan Alden, and Robert Soper for election as directors, each to hold office until their successors are elected and qualified or until their earlier resignation or removal. Chul Woong Lim was not nominated by the CNCG Committee and therefore is not included within certain sections below. No nominee recommendations were received by the CNCG Committee from any stockholder or group of stockholders who beneficially own more than five percent of our Common Stock.

Name	Current Age	Position
Jan Jones Blackhurst	74	Chair of the Board of Directors
Damian Mathews	52	Chief Financial Officer and Chief Operating Officer and Director
Alan Alden	62	Director
Robert Soper	51	Director

There are currently five authorized board seats and the Board has only nominated four individuals to fill the five board seats at this meeting.

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The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each person described below, led to our conclusion that the person should serve as a director in light of our business and structure:

Jan Jones Blackhurst

Ms. Jones Blackhurst has served as a director of the Company since May 2022 and as Chair of the Board of Directors since December 3, 2022. Ms. Jones Blackhurst has served as a director of Caesars Entertainment, Inc. (Nasdaq: CZR) since October 2019. Ms. Jones Blackhurst served as Executive Vice President, Public Policy and Corporate Responsibility of Caesars from May 2017 through September 2019. Ms. Jones Blackhurst also served as Executive Vice President of Communications and Government Relations of Caesars from November 2011 until May 2017 and as Senior Vice President of Communications and Government Relations of Caesars from November 1999 to November 2011. Ms. Jones Blackhurst has over 20 years of experience in the gaming industry and has played a key role in innovating responsible gaming programs that are now used throughout the industry. Ms. Jones Blackhurst serves as the Chairwoman of the Public Education Foundation and as Chief Executive-In-Residence of the UNLV International Gaming Institute. Ms. Jones Blackhurst became Executive Director, UNLV Black Fire Leadership Initiative in January 2022. Since February 2022, Ms. Jones Blackhurst has served as a director of Gaming & Hospitality Acquisition Corp. Prior to joining Caesars, Ms. Jones Blackhurst served two terms as Mayor of Las Vegas, from 1991 until 1999. Ms. Blackhurst was selected to serve as a director because of her extensive experience in the gaming industry and proven leadership abilities.

Damian Mathews

Mr. Mathews is the Company’s Chief Operating Offer, reappointed effective May 29, 2023. Mr. Mathews joined as a Director in June 2020 and was the chair of the Audit Committee until he took on other roles at the Company in 2022. Mr. Mathews previously served as our Chief Financial Officer of the Company since April 2022 and added the role of Chief Operating Officer in June 2022 until his resignation from those positions on December 31, 2022. Mr. Mathews combines over 25 years of experience in senior finance positions within investment management, banking and accounting. Previously, Mr. Mathews served as Group Chief Operating Officer at Auckland Real Estate Co. from 2021 to 2022 and as Chief Financial Officer at the Qatar and Abu Dhabi Investment Company (a sovereign wealth fund owned investment company) from 2014 to 2020. From 2012 to 2014 he was a Director of his own consultancy business, NZ Pacific Investments, in New Zealand. From 2009 to 2012 he held senior management positions including General Manager Finance (New Zealand); Head of Finance and Operations Americas (United States); and Head of Change Management (Australia) at Commonwealth Bank of Australia Group. From 2007 to 2008, Mr. Mathews was a Director in Product Control at ABN Amro Bank in London. From 2002 to 2006 he held various senior financial controller positions at Royal Bank of Scotland Group in London. From 1998 to 2002 he was an Assistant Vice President at Credit Suisse First Boston investment bank in London and the Bahamas. From 1994 to 1998, he was an Assistant Manager at KPMG in London. He has a joint honors undergraduate degree in Economics and Politics from the University of Bristol in the United Kingdom and is a fellow of the Institute of Chartered Accountants in England and Wales. Mr. Matthews was selected to serve as a director due to his extensive financial experience and valuable operational and strategic insights to the Board’s decision-making process from his term as Chief Financial Officer of the Company.

Alan Alden

Mr. Alden has served as a director of the Company since October 2020. Mr. Alden has been a specialist in advising remote gaming companies located in Malta since 2000, when he advised the first remote gaming companies as the Senior Manager of Enterprise Risk Services at Deloitte & Touche (Malta). In 2006, Mr. Alden established Kyte Consultants Ltd, a company that specialized in the remote gaming and payment card sectors, to assist companies located in Malta. In 2009, Mr. Alden became a founding director in Contact Advisory Services Ltd, a licensed Company Service Provider that offers a complete service to its customers, from company incorporation, to licensing for gaming and financial institutions. Since 2010, Mr. Alden has served as the General Secretary of the Malta Remote Gaming Council. Mr. Alden is a Certified Information Systems Security Professional and a Certified Information Systems Auditor. Mr. Alden was also the founding President of the ISACA Malta Chapter between 2005 and 2008. In 2015, Mr. Alden became a Part Time Lecturer on IT Auditing at the University of Malta. Mr. Alden was selected to serve as a director because of his extensive experience in the gaming industry.

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Robert Soper

Mr. Soper has served as a director since June 2023. Mr. Soper has served as Chief Executive Officer and Founder of Sun Gaming & Hospitality LLC since April 2017. Mr. Soper also served as International President for Mohegan Gaming & Entertainment from March 2021 to June 2022. Prior to this, Mr. Soper spent over 20 years serving in various executive roles, including as President and Chief Executive Officer of various Mohegan Sun entities. Mr. Soper previously served as President and Chief Executive Officer of Mohegan Sun Pocono in Wilkes-Barre, PA, and President and Chief Executive Officer of Mohegan Sun in Uncasville, Connecticut. As President and Chief Executive Officer of these properties, Mr. Soper was responsible for overseeing the successful launch of the first casino in the Commonwealth of Pennsylvania as well as the launch of online gaming for the organization. In addition, Mr. Soper served as President and Chief Executive Officer of the Mohegan parent company, Mohegan Tribal Gaming Authority (MTGA) where he oversaw all business development efforts and day-to-day operations of MTGA. Mr. Soper graduated magna cum laude with a Bachelor of Business Administration in Economics from the University of Georgia, and graduated with a Juris Doctor from the University of Georgia Law with honors, also serving on the Editorial Board of the Georgia Law Review. Mr. Soper currently serves on the board of directors of Playgon Games, a Toronto-based public company. Mr. Soper was selected to serve as a director due to his extensive experience in the gaming industry.

We believe the following directors nominated for re-election at the Annual Meeting are qualified to serve for the following reasons:

Name	Reason
Jan Jones Blackhurst	Experience with casinos, gambling, and industry boards.
Damian Mathews	Experience in financial and accounting leadership roles.
Alan Alden	Experience advising companies in gaming.
Robert Soper	Experience with casinos and gambling.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for the year ended June 30, 2023, all of the Company’s officers, directors and ten percent holders have made the required filings.

Board Composition and Director Independence

Our Common Stock and warrants are listed on The Nasdaq Capital Market. Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Currently, there are five individuals who make up our five-member Board of Directors. We have chosen to nominate only four members at the annual meeting so that a thorough search can be made and candidates can be evaluated for the board seat to be vacated by Chul Woong Lim, as of the date of the Company’s Annual Meeting. The directors elected at this meeting will serve until our next annual meeting or until their successors are duly elected and qualified.

The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the Nasdaq Stock Market rules.

In making the determination of whether a member of the board is independent, our board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Related Party Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, our board affirmatively determined that Alan Alden, Jan Jones Blackhurst, Robert Soper and Chul Woong Lim are qualified as independent and do not have any material relationships with us that might interfere with the exercise of independent judgment.

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Board Committees

Our Board of Directors has established an Audit Committee and a Compensation, Nominating and Corporate Governance Committee (the “CNCG Committee”). Each committee has its own charter, which is available on our website at https://esportsentertainmentgroup.com/governance-documents/. Each of the board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Alan Alden, Jan Jones Blackhurst, Robert Soper, and Chul Woong Lim are independent directors as that term is defined in Section 5605(a)(2) of the Nasdaq Stock Market rules.

The members of each committee are, as follows:

Audit Committee: Mr. Alden, Ms. Jones Blackhurst and Mr. Lim. Mr. Alden serves as Chair.

Our Board has determined that the Company does not currently have an “audit committee financial expert”, as defined in Item 407(d)(5) of Regulation S-K. The Company continues to search for a candidate with the qualifications as defined in Item 407(d)(5) of Regulation S-K. At least one member of the Audit Committee has experience as a senior officer with financial oversight responsibilities.

CNCG Committee: Ms. Jones Blackhurst, Mr. Alden and Mr. Lim. Ms. Jones Blackhurst serves as Chair.

Audit Committee

The Audit Committee oversees the Company’s accounting and financial reporting processes and oversees the audit of the Company’s consolidated financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

●	selecting and recommending to our Board of Directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual Proxy Statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related-party transactions; and

●	overseeing compliance with legal and regulatory requirements.

Compensation, Nominating and Corporate Governance Committee

During the year ended June 30, 2023, the Board merged the Compensation Committee and the Nominating and Corporate Governance Committee into the Compensation, Nominating and Corporate Governance Committee (the “CNCG Committee”) to streamline the operations of the Board.

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The CNCG Committee is responsible for setting compensation levels for the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and all other Named Executive Officers (“NEOs”) of the Company and members of the Company’s Board of Directors, establishes compensation, incentive and benefit plans for such individuals and approves payments under the Company’s incentive plans. In addition, the Committee is responsible for developing and implementing policies and procedures that relate to the Board’s responsibilities for general corporate governance including Board organization, membership and evaluation to meet its fiduciary obligations to Esports Entertainment Group, Inc. and its stockholders.

The Committee will have the following duties and responsibilities:

Compensation Levels for Named Executive Officers and Directors

●	Establish compensation packages for the Company’s CEO, CFO, and other NEOs and directors with consideration of pay ranges for comparable positions in similar size companies. Data for such comparisons is obtained from nationwide surveys conducted by independent compensation consulting firms and from reviewing other companies’ compensation information included in their proxy statements.

●	Set compensation for the Company’s CEO, CFO, and other NEOs within competitive ranges considering performance related factors including the Company’s overall results during the past year and its performance relative to a budgeted plan or stated goals and objectives. Consideration also is given to an individual’s contribution to the Company and the accomplishments of departments for which that individual has management responsibility as well as potential for future contributions to the Company.

●	The Committee will review and approve goals and objectives of the CEO, CFO and other NEOs in consultation with the full Board, evaluate CEO, CFO, and other NEOs and directors’ performance in light of those objectives, and set CEO, CFO and other NEOs compensation levels consistent with those objectives.

●	The Committee will review and approve the consideration paid to non-employee directors for any annual retainers and/or meeting fees. No member of the Committee will act to fix his or her own compensation except for uniform compensation paid to all directors for their services as such.

●	The Committee will review and approve compensation packages for new NEOs and directors and termination or severance packages for the same and may also approve compensation for other company employees as requested by management.

●	The Committee will review and approve the awards made under any executive officer bonus plan and provide an appropriate report to the Board.

Compensation Plans

●	Review the competitiveness of the Company’s executive compensation programs and director compensation to: (a) attract and retain qualified individuals, (b) provide motivation to achieve the Company’s business objectives, and (c) align the interest of key leadership with the long-term interests of the Company’s stockholders.

●	Review trends in management and director compensation, oversee the development of new compensation plans and, when necessary, approve the revision of existing plans.

●	Review and make recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

●	Evaluation and selection of recipients of stock awards and options, establishing the timing of grants, and setting the option exercise price within the terms of the Option Plan, if any.

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Resource Planning

●	Ensures compensation policies are designed to attract and retain highly skilled individuals, reward outstanding individual performance, encourage cooperative team efforts and provide an incentive to enhance long term stockholder value.

●	Review and discuss with the Board and senior officers’ plans for officer development and corporate succession plans for the CEO, CFO and other NEOs.

●	Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

●	Produce an annual Report of the Committee on Executive and Director Compensation for the Company’s annual proxy statement.

Nomination of Directors

●	Sole authority to retain and terminate any search firm, at the company’s expense, to be used to identify director candidates and has the sole authority to approve any such firm’s fees and other retention and termination terms.

●	Determine the skills and qualifications in accordance with search criteria required of potential directors, identify, screen potential candidates and make recommendations to the Board of Directors to fill vacancies on the Board. Full Board approval is required for nominees to stand for election at the annual meeting of the stockholders.

●	Annually, evaluate candidates to be nominated to serve on the Board and recommend the slate of nominees to stand for election at the annual meeting of the stockholders. In evaluating candidates, the committee shall take into account the following: whether a candidate is independent, relevant experience, leadership qualities, diversity, and ability to represent stockholders.

●	Annually review and recommend to the Board for approval the appointment of directors to Board committees and the selection of the Chair for each committee.

Corporate Governance

●	Develop and recommend to the Board for approval a set of corporate governance principles and practices applicable to the company and review such principles annually and recommend amendments as necessary.

●	Oversee the evaluation of the Board and its committees, which may include developing and recommending an annual review process.

●	Annually review the Committee’s Charter to assess adequacy and update and/or amend as appropriate.

Code of Ethics

We have adopted a code of ethics applicable to our principal executive, financial and accounting officers and all persons performing similar functions. A copy of that code is available on our corporate website at www. http://esportsentertainmentgroup.com/governance-documents. We expect that any amendments to such code, or any waivers of its requirements, will be disclosed on our website.

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Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of our company.

Total Number of Directors		5

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board and Committee Meetings

Our Board of Directors held twenty formal board meetings, six formal Audit Committee meetings, one formal CNCG Committee meeting and three formal Compensation Committee meetings during year ended June 30, 2023. Our Board of Directors held eleven formal board meetings and four formal Audit Committee meetings during year ended June 30, 2022.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board has no policy with respect to the separation of the offices of Chief Executive Officer and Chair of the Board (“Chair”). It is the Board’s view that rather than having a rigid policy, it, with the advice and assistance of the CNCG Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate.

The Company currently does not have a named Lead Independent Director; however, Ms. Jones Blackhurst, since her appointment to the Board on May 3, 2022, has served in a capacity similar to that of a Lead Independent Director, although has not formally been designated as such. On December 3, 2022, Ms. Jones Blackhurst was appointed as Chair of the Board of Directors and in this capacity performs the following activities in providing oversight at the board-level:

●	setting of agendas and schedules of Board and Board committee meetings;

●	scheduling, setting the agenda for and serving as chair of meetings of independent directors;

●	serving as principal liaison between the independent directors and senior management;

●	presiding at all meetings of the Board including executive sessions of the independent directors; and

●	ensuring that she is available for consultation and direct communications on behalf of the independent directors with major stockholders as appropriate.

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Our Board plays an active role in the oversight of risks impacting our Company, and the management team is charged with managing such risks. Our Board works closely with management to ensure that integrity, security and accountability are integrated into our operations. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the management of financial accounting and regulatory risks and is tasked with focusing on, and analyzing, risks related to cybersecurity and, for that purpose, receiving reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company to prevent information security incidents, detect unusual activity, and to be prepared to respond appropriately should an incident occur. The Nominating and Corporate Governance Committee is responsible for overseeing the risks associated with the independence of the Board and other corporate governance matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board is regularly informed regarding such risks through committee reports and otherwise.

Communications with the Board

The Board believes it is important for stockholders and others to have a process to send communications to the Board. Stockholders who wish to communicate with directors should do so by writing to Attn: Secretary, Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109. The Secretary of the Company reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Company’s Audit Committee.

Hedging and Pledging

We prohibit our officers and directors from hedging and pledging of our securities of the Company. Officers and Directors are prohibited from (i) engaging in any hedging transactions (including short-selling, options, puts, and calls, as well as derivatives such as swaps, forwards, and futures transactions) with respect to securities of the Company, and (ii) making or maintaining any pledges of securities of the Company or otherwise holding securities of the Company in a margin account.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

EXECUTIVE COMPENSATION

Summary Compensation Table

For the year ended June 30, 2023, our named executive officers (“Named Executive Officers” or “NEOs”) were:

●	Alex Igelman, Chief Executive Officer
●	Damian Mathews, Chief Operating Officer and Director
●	Jennifer Pace, Chief Human Resources Officer
●	Lydia Roy, Group General Counsel, Compliance and Corporate Secretary
●	Michael Villani, Chief Financial Officer
●	John Brackens, Chief Information Officer and Chief Technology Officer, through May 2023
●	Grant Johnson, Chief Executive Officer, through December 2022

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The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer or PEO) and our two most highly compensated executive officers other than the Principal Executive Officer during fiscal years 2023 and 2022 who served in such capacities. We have included the former Chief Executive Officer and the former Chief Information Officer and Chief Technology Officer, who resigned from their positions during the year. We also included Damian Mathews, who resigned from his position as Chief Financial Officer and Chief Operating Officer on December 31, 2022 and later rejoined the Company as the Chief Operating Officer on May 29, 2023.

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards ($)(1)	Option Awards ($)(1)	Other Annual Compensation ($)	All Other Compensation ($)	Total ($)
Alex Igelman,	2023	$150,000	—	184,000	84,312	—	—	$418,312
Chief Executive Officer (2)	2022	$—	—	—	—	—	—	$—

Damian Mathews,	2023	$173,334	—	—	—	—	—	$173,334
Chief Operating Officer and former Chief Financial Officer (3)	2022	$68,811	—	142,400	160,054	—	11,500	$382,765

Lydia Roy,	2023	$250,000	—	—	—	—	—	$250,000
Group General Counsel, Compliance and Corporate Secretary (4)	2022	$205,000	—	—	107,769	—	—	$312,769

Michael Villani,	2023	$227,500	—	—	—	—	—	$227,500
Chief Financial Officer (5)	2022	$205,000	—	—	106,702	—	—	$311,702

John Brackens,	2023	$175,000	—	—	—	—	66,667	$241,667
Former Chief Information Officer and Chief Technology Officer (6)	2022	$200,000	—	—	164,321	—	—	$364,321

Grant Johnson,	2023	$125,000	—	—	—	—	—	$125,000
Former Chief Executive Officer and President (7)	2022	$300,000	—	—	164,321	—	14,800	$479,121

(1)	For awards of stock and options, the aggregate grant date fair value was computed in accordance with ASC 718 on the date of grant.

(2)	Mr. Igelman has an annual salary of $300,000. Mr. Igelman was appointed Chief Executive Officer of the Company on January 3, 2023. In connection with his appointment, he received inducement equity awards outside the Company’s Esports Entertainment Group, Inc. 2020 Equity Incentive Plan in accordance with Nasdaq Listing Rule 5635(c)(4). Mr. Igelman was granted an award of 63 shares of common stock at a $2,920.63 grant price per share and an award of 63 time-based stock options at a $1,338.29 grant date fair value per share on January 3, 2023.

(3)	Mr. Mathews has an annual salary of $280,000 following his appointment as Chief Operating Officer on May 29, 2023. Previously, Mr. Mathews earned a salary of $300,000 in his role as Chief Financial Officer and Chief Operating Officer until his resignation from those positions on December 31, 2022. During the year ended June 30, 2022, and in connection with his appointment as Chief Financial Officer on April 4, 2022, Mr. Mathews was issued 5 shares of Common Stock at a $28,480 grant price. As part of his role as non-executive director Mr. Mathews received director fees of $11,500 and was issued 1 stock option at a $160,054 fair value grant price during the year ended June 30, 2022.

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(4)	Ms. Roy has an annual salary of $250,000. Ms. Roy was appointed Group General Counsel, Compliance and Corporate Secretary for the Company from February 2022. Ms. Roy joined the Company in 2021 as Head of Legal, Esports. During the year ended June 30, 2022, Ms. Roy was issued 1 stock option at a $107,769 fair value grant price.

(5)	Mr. Villani has an annual salary of $227,500 during the year ended June 2023 and $205,000 during the year ended June 30, 2022. Mr. Villani was appointed Interim Chief Financial Officer and Financial Controller on January 6, 2023 and subsequently as permanent Chief Financial Officer on August 29, 2023. During the year ended June 30, 2022, Mr. Villani was issued 1 stock option at $106,702 fair value grant price.

(6)	Mr. Brackens had an annual salary of approximately $200,000. Mr. John Brackens served as the Company’s Chief Information Officer (CIO) and Chief Technology Officer (CTO) from September 20, 2019 to May 15, 2023. During the year ended June 30, 2022, Mr. Brackens was issued 1 stock option at $164,321 fair value grant price.

(7)	Mr. Johnson had an annual salary of $300,000. During the year ended June 30, 2022, Mr. Johnson was issued 1 stock option at $164,321 fair value grant price. All other compensation includes $4,800 for office rent reimbursement and $10,000 for car allowance.

Employment Agreements

Alex Igelman

On December 23, 2022, Esports Entertainment Group, Inc. (the “Company”) announced the appointment of Alex Igelman as Chief Executive Officer, effective January 3, 2023. Mr. Igelman joins the Company with more than 30 years of experience in the gaming industry. He is a gaming lawyer and the co-founder of FairP2P and Esports Capital Corp., entities which have been leaders in their respective sectors. During his career, Mr. Igelman worked across the gambling and gaming industry in a variety of senior leadership positions.

In connection with Mr. Igelman’s appointment as Chief Executive Officer, Mr. Igelman and the Company entered into an employment agreement (the “Agreement”) on December 22, 2022, which provides for a base salary of $300,000 and the grant of common stock and stock options. These stock awards are being granted as inducement equity awards outside the Company’s Esports Entertainment Group, Inc. 2020 Equity Incentive Plan in accordance with Nasdaq Listing Rule 5635(c)(4). Pursuant to the terms of the Agreement, subject to the commencement of his employment, the Company will grant Mr. Igelman an award of 25,000 shares of common stock and an award of 25,000 time-based stock options. Mr. Igelman’s shares of common stock may not be sold or transferred until the six-month anniversary of the date of grant. Mr. Igelman’s stock options will vest in equal quarterly installments over a one-year period subject to his continued employment with the Company on the applicable vesting dates. The stock awards are subject to the terms of an award agreement outlining the specific terms of the stock awards. Mr. Igelman may also participate in the executive stock option plan consistent with other C-level officers. Mr. Igelman is eligible to earn an annual bonus of 50% of his base salary, subject to satisfaction of goals and objectives to be set each year by the Board of Directors (the “Board”).

The Agreement is at-will and either the Company or Mr. Igelman may terminate the employment at any time for any reason or no reason with 90 days advanced written notice. Upon termination of Mr. Igelman’s employment because of disability, the Company shall pay or provide Mr. Igelman, subject to continued compliance with applicable restrictive covenants, (i) any unpaid base fee and any accrued vacation through the date of termination; (ii) any unpaid annual bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (iii) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (iv) any accrued benefits. Upon the termination of Mr. Igelman’s employment because of death, Mr. Igelman’s estate shall be entitled to any accrued benefits. Upon the termination of Mr. Igelman’s employment by the Company for cause or by either party in connection with a failure to renew the employment agreement, subject to continued compliance with applicable restrictive covenants, the Company shall pay Mr. Igelman any accrued benefits.

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Damian Mathews

On May 29, 2023, the Company entered into an agreement with agreement with Mr. Mathews to serve as the Company’s Chief Operating Officer. Mr. Mathews salary is approximately $280,000 per annum paid in monthly payments in NZD. The employment agreement with Mr. Mathews is for one year and is automatically extended for an additional one year term unless the Company or Mr. Mathews provides written notice within 60 days notice prior to the end of the current employment term. Mr. Mathews is eligible to earn an annual employee stock option bonus in such amount, if any, as determined in the sole discretion of the Board. Mr. Mathews participates in the executive stock option plan consistent with other C-level officers. The employment agreement with Mr. Mathews may be terminated with or without cause. Upon termination Mr. Mathews’ employment because of disability, the Company shall pay or provide Mr. Mathews (i) any unpaid base fee and any accrued vacation through the date of termination; (ii) any unpaid annual bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (iii) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (iv) any Accrued Benefits. Upon the termination of Mr. Mathews’ employment because of death, Mr. Mathews’ estate shall be entitled to any Accrued Benefits. Upon the termination of Mr. Mathews’ employment by the Company for cause or by either party in connection with a failure to renew the employment agreement, the Company shall pay Mr. Mathews any Accrued Benefits.

Lydia Roy

On February 7, 2022, the Company appointed Ms. Roy Group General Counsel, Compliance and Corporate Secretary. In connection with the appointment, Ms. Roy received a base salary of $250,000. The employment agreement with Ms. Roy is for one year and is automatically extended for an additional one-year term unless the Company or Ms. Roy provides written notice within 60 days notice prior to the end of the current employment term. Ms. Roy is eligible to earn an annual employee stock option bonus in such amount, if any, as determined in the sole discretion of the Board. Ms. Roy is also eligible to participate in the executive stock option plan consistent with other executive officers. The employment agreement with Ms. Roy may be terminated with or without cause. Upon termination Ms. Roy’s employment because of disability, the Company shall pay or provide Ms. Roy (i) any unpaid base fee and any accrued vacation through the date of termination; (ii) any unpaid annual bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (iii) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (iv) any Accrued Benefits. Upon the termination of Ms. Roy’s employment because of death, Ms. Roy’s estate shall be entitled to any Accrued Benefits. Upon the termination of Ms. Roy’s employment by the Company for cause or by either party in connection with a failure to renew the employment agreement, the Company shall pay Ms. Roy any Accrued Benefits.

Michael Villani

Effective August 29, 2023, Esports Entertainment Group, Inc. (the “Company”) announced the appointment of Michael Villani, 47, as the permanent Chief Financial Officer, from his previous role as Interim Chief Financial Officer and Financial Controller. Mr. Villani serves as the Company’s Principal Financial Officer. In connection with Mr. Villani’s appointment as the Chief Financial Officer, Mr. Villani and the Company entered into an employment agreement (the “Agreement”) on August 29, 2023, which provides for a base salary of $250,000. Mr. Villani may also participate in the executive stock option plan consistent with other C-level officers. Mr. Villani is eligible to earn an annual discretionary bonus, subject to satisfaction of goals and objectives to be set each year by the Board.

The Agreement is at-will and either the Company or Mr. Villani may terminate the employment at any time, with or without Cause (as defined in the Agreement), or for any or no Cause, with 90 days advance written notice required to be provided by Mr. Villani to the Company. Upon termination of Mr. Villani’s employment, other than for Cause, the Company shall pay or provide Mr. Villani, subject to continued compliance with applicable restrictive covenants, three months’ salary continuation to be paid in accordance with the Company’s payroll practices.

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Outstanding Equity Awards at June 30, 2023

The following table summarizes the outstanding equity award holdings held by our named executive officers and directors as of June 30, 2023. The shares issuable upon exercise of options as well as the option exercise price have been adjusted for the one-hundred-to-one reverse split completed by the Company on February 22, 2023.

Name	Grant date	Shares issuable upon exercise of options	Option exercise price ($)	Option expiration date
Non-Executive Directors:
Alan Alden,	October 8, 2020	1	$192,800	January 7, 2026
Director (1)	October 1, 2021	1	$268,400	October 1, 2026
Jan Jones Blackhurst	N/A	—	—	N/A
Director and Chair of the Board (2)
Chul Wong Lim,	October 8, 2020	1	$192,800	January 7, 2026
Director (3)	October 1, 2021	1	$268,400	October 1, 2026
Robert Soper,	N/A	—	—	N/A
Director (4)
Named-Executive Officers:
Alex Igelman,	January 3, 2023	63	$2,944	January 3, 2033
Chief Executive Officer (5)
Damian Mathews,	October 8, 2020	1	$192,800	January 7, 2026
Chief Operating Officer and Director (6)	October 1, 2021	1	$268,400	October 1, 2026
Jennifer Pace,	October 8, 2020	1	$192,800	January 7, 2026
Chief People Officer (7)	October 1, 2021	1	$268,400	October 1, 2026
Lydia Roy,	October 1, 2021	1	$268,400	October 1, 2026
Group General Counsel, Compliance and Corporate Secretary (8)
Michael Villani,	October 1, 2021	1	$268,400	October 1, 2026
Chief Financial Officer (9)

(1)	Mr. Alden was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Compensation Committee from October 1, 2020.

(2)	Ms. Jones Blackhurst was appointed as Non-Executive Director of Esports Entertainment Group, Inc. from May 3, 2022 and as Chair of the Board of Director from December 3, 2022. Ms. Jones Blackhurst has not been issued stock or options in connection with her appointments at the Company.

(3)	Mr. Lim was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and a member of the Compensation Committee from October 1, 2020.

(4)	Mr. Soper was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. from June 6, 2023. Mr. Soper has not been issued stock or options in connection with his appointment at the Company.

(5)	Mr. Igelman was appointed Chief Executive Officer of the Company from January 3, 2023. Mr. Igelman received the options in connection with his appointment.

(6)	Mr. Mathews was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Audit Committee from October 1, 2020. Mr. Mathews resigned from his role as Non-Executive Director on appointment as Chief Financial Officer on April 2, 2022 and as an Executive Directory. Mr. Mathews also took on the role of Chief Operating Officer on June 1, 2022. Mr. Mathews resigned from his role as Chief Financial Officer and Chief Operating Officer on December 31, 2022 and rejoined the Company as Chief Operating Officer from May 29, 2023. Mr. Mathews remained on the Board of Directors throughout the year and continues to serve as director in addition to his Chief Operating Officer role.

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(7)	Ms. Pace was appointed Chief People Officer of the Company from September 1, 2022.

(8)	Ms. Roy was appointed Group General Counsel, Compliance and Corporate Secretary of the Company from February 7, 2022.

(9)	Mr. Villani was appointed Interim Chief Financial Officer and Financial Controller on January 6, 2023 and subsequently as permanent Chief Financial Officer on August 29, 2023.

Stock Incentive Plans

On September 10, 2020, the Board adopted the 2020 Equity and Incentive Plan (the “2020 Plan”) that provides for the issuance of incentive and non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights to officers, employees, directors, consultants, and other key persons. Under the 2020 Plan, the maximum number of shares of Common Stock authorized for issuance was 38 shares. Each year on January 1, for a period of up to nine years, the maximum number of shares authorized for issuance under the 2020 Plan is automatically increased by 6 shares. At June 30, 2023, there was a maximum of 56 shares of Common Stock authorized for issuance under the 2020 Plan. There were no additional equity awards eligible for issuance from the 2017 Stock Incentive Plan that had been adopted by the Company on August 1, 2017. The outstanding stock options granted under the 2017 Stock Incentive Plan were transferred to the 2020 Plan. As of June 30, 2023, there were 41 shares of Common Stock available for future issuance under the 2020 Plan. On January 3, 2023, the Company issued an award of 63 time-based stock options to the Chief Executive Officer with an exercise price of $2,944 per option outside of the 2020 Plan. The Chief Executive Officer’s stock options will vest in equal quarterly installments over a one-year period subject to his continued employment with the Company on the applicable vesting dates.

Incentive Stock Options

All of our employees are eligible to be granted Incentive Stock Options pursuant to the 2020 Plan as may be determined by our Board which administers the Plan.

Options granted pursuant to the 2020 Plan terminate at such time as may be specified when the option is granted.

The total fair market value of the shares of Common Stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

In the discretion of the Board, options granted pursuant to the 2020 Plan may include installment exercise terms for any option such that the option becomes fully exercisable in a series of cumulating portions. The Board may also accelerate the date upon which any option (or any part of any option) is first exercisable. However, no option, or any portion thereof may be exercisable until one year following the date of grant. In no event shall an option granted to an employee then owning more than l0% of our Common Stock be exercisable by its terms after the expiration of five years from the date of grant, nor shall any other option granted pursuant to 2020 Plan be exercisable by its terms after the expiration of ten years from the date of grant.

Non-Qualified Stock Options

Our employees, directors and officers, and consultants or advisors are eligible to be granted Non-Qualified Stock Options pursuant to 2020 Plan as may be determined by our Board which administers the Plan, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with a capital-raising transaction or promoting our Common Stock.

Options granted pursuant to 2020 Plan terminate at such time as may be specified when the option is granted.

In the discretion of the Board options granted pursuant to the Plan may include instalment exercise terms for any option such that the option becomes fully exercisable in a series of cumulating portions. The Board may also accelerate the date upon which any option (or any part of any option) is first exercisable. In no event shall an option be exercisable by its terms after the expiration of ten years from the date of grant.

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Stock Bonuses

Our employees, directors and officers, and consultants or advisors are eligible to receive a grant of our shares, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with a capital-raising transaction or promoting our Common Stock. The grant of the shares rests entirely with our Board which administers the Plan. It is also left to the Board to decide the type of vesting and transfer restrictions which will be placed on the shares.

Employee Pension, Profit Sharing or other Retirement Plan

We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

Pay vs. Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure (the “Pay Versus Performance Disclosure”) describes the relationship between executive compensation and the Company’s performance with respect to select financial measures.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for PEO-2 (1)	Compensation Actually Paid to PEO-2 (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Total Stockholder Return	Net Loss
2023	$418,312	$320,899	$125,000	$84,042	$209,940	$175,099	$0.11	$(32,285,479)
2022	$-	$-	$479,121	$206,267	$328,798	$102,487	$3.78	$(102,232,090)

(1)	The NEOs for each year presented above are comprised of the following: 2023: Alex Igelman, who is currently and was the Company’s Principal Executive Officer (the “PEO”) from January 3, 2022 and Grant Johnson, who was the Company’s PEO (“PEO-2) during the fiscal period starting July 1, 2022 through December 3, 2022, and Michael Villani, Damian Mathews, Jennifer Pace, Lydia Roy and John Brackens (collectively, the “non-PEO NEOs”). 2022: Grant Johnson, who was the Company’s PEO during the fiscal period starting July 1, 2021 through June 30, 2022, and Michael Villani, Damian Mathews, Jennifer Pace, Lydia Roy and John Brackens (collectively, the “non-PEO NEOs”).
(2)	SEC rules require that certain adjustments be made to the totals set forth in the Summary Compensation Table included in this Proxy Statement (the “Summary Compensation Table”) in order to determine “compensation actually paid” for purposes of this Pay Versus Performance Disclosure. “Compensation actually paid” does not represent cash and/or equity value transferred to the applicable NEO, but rather is a value calculated under applicable SEC rules for purposes of this Pay Versus Performance Disclosure. In general, “compensation actually paid” is calculated as total compensation set forth in the Summary Compensation Table, as adjusted to include the fair market value of equity awards as of June 30 of the applicable year or, if earlier, the vesting date (rather than the grant date). None of the NEOs participate in a defined benefit plan, so the following table does not include an adjustment for pension benefits. The below table reflects the required adjustments to reconcile total compensation as set forth in the Summary Compensation Table to “Compensation actually paid” for purposes of the Pay Versus Performance Disclosure.

Year	NEO(s)	Summary Compensation Table Total	Subtract Stock Awards(a)	Add Year-End Granted Award Fair Value(b)	Change in Value of Prior Awards(c)	Value of Awards Granted and Vested in Same Year(d)	Change in Value of Prior Awards that Vested in Year(e)	Compensation Actually Paid
2023	PEO	$418,312	$(268,312)	$11,870	-	$159,029	$-	$320,899
	PEO (Former)	125,000	-	-	-	-	(40,958)	84,042
	Total PEO (Current/Former)	543,312	(268,312)	11,870	-	159,029	(40,958)	404,941

	Average of Non-PEO NEOs	$209,940.00	$-	$-	$-	$-	$(34,841)	$175,099

2022	PEO	$-	$-	$-	$-	$-	$-	$-
	PEO (Former)	479,121	(164,321)	1,119	-	(99,671)	(9,981)	206,267
	Total PEO (Current/Former)	479,121	(164,321)	1,119	-	(99,671)	(9,981)	206,267

	Average of Non-PEO NEOs	$328,798	$(168,260)	$916	$-	$(56,305)	$(2,662)	$102,487

(a)	Deduction for the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table.
(b)	Fair value, calculated in accordance with FASB ASC 718, as of the end of the reported fiscal year of equity awards granted in the reported fiscal year that were outstanding and unvested as of the end of the reported fiscal year.

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(c)	Change in fair value, calculated in accordance with FASB ASC 718, as of the end of the reported fiscal year from the end of the prior fiscal year, of equity awards granted in prior years that are outstanding and unvested as of the end of the reported fiscal year.
(d)	Fair value, calculated in accordance with FASB ASC 718, as of the vesting date for awards that are granted and vest in the same reported fiscal year.
(e)	Change in fair value, calculated in accordance with FASB ASC 718, from the end of the prior fiscal year to the vesting date for awards granted in prior years that vest in the reported year.

Relationships Between Executive Compensation Actually Paid and Select Financial Performance Measures

The charts below are based on the information provided in the above table to illustrate the relationships between the Company’s compensation actually paid to the PEO and the average compensation actually paid to the Company’s non-PEO NEOs, with (i) the Company’s cumulative total stockholder return, and (ii) the Company’s net income (loss) to link compensation actually paid to its NEOs for the most recently completed fiscal year and its performance.

Directors’ Compensation

During the fiscal year ended June 30, 2023, the Non-Executive Directors deferred certain cash payments to repurpose resources to operational matters of the Company. The table below shows the compensation paid to our non-executive directors during the year ended June 30, 2023.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Chul Woong Lim (3)	2023	$10,000	$—	$—	$10,000
Alan Alden (4)	2023	$5,000	$—	$—	$5,000
Damian Mathews (5)	2023	$2,500	$—	$—	$2,500
Jan Jones Blackhurst (6)	2023	$—	$—	$—	$—
Kaitesi Munroe (7)	2023	$10,000	$—	$—	$10,000
Robert Soper (8)	2023	$—	—	$—	$—

(1)	The fair value of stock issued for services computed in accordance with ASC 718 on the date of grant.
(2)	The fair value of options granted computed in accordance with ASC 718 on the date of grant.
(3)	Mr. Lim was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and a member of the Compensation Committee (now CNCG Committee) as from October 1, 2020. Mr. Lim was appointed to the Audit Committee effective May 3, 2022.
(4)	Mr. Alden was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. as from October 1, 2020. Mr. Alden was appointed to the Nominating and Governance Committee (now CNCG Committee) and as Chair of the Audit Committee on June 1, 2022.

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(5)	Mr. Mathews was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Audit Committee as from October 1, 2020. Mr. Mathews resigned from his role as Non-Executive Director on appointment as Chief Financial Officer on April 2, 2022 and as an Executive Director. Mr. Mathews also took on the role of Chief Operating Officer on June 1, 2022. Mr. Mathews resigned from his role as Chief Financial Officer and Chief Operating Officer on December 31, 2022 and rejoined the Company as Chief Operating Officer from May 29, 2023. Mr. Mathews remained on the Board of Directors throughout the year and continues to serve as director in addition to his Chief Operating Officer role.
(6)	Ms. Jones Blackhurst was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. from May 3, 2022. Ms. Jones Blackhurst was appointed to the Audit committee effective May 3, 2022, as Chair of the Compensation Committee and as Chair of the Nominating and Governance committee (both now the CNCG Committee) effective May 25, 2022.
(7)	Ms. Munroe was appointed as a Non-Executive Director of Esports Entertainment Group, Inc from May 17, 2022. Ms. Munroe was appointed to the Compensation Committee, Nominating and Governance Committee effective June 1, 2022. Ms. Munroe resigned from her position on October 17, 2022.
(8)	Mr. Soper was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. from June 6, 2023. Mr. Soper did not receive any payments during the year ended June 30, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our voting shares beneficially owned as of December 31, 2023 and is based on 1,065,042 shares of common stock issued and outstanding, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of December 31, 2023. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of December 31, 2023, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the stockholders listed below is: Block 6, Triq Paceville, St. Julians, Malta, STJ 3109.

The following shows the stock ownership of our named executive officers, directors, and any persons known to us who owns more than 5% of our common stock as of December 31, 2023.

Name and Address of Beneficial Owner		Amount and nature of beneficial ownership (9)	Percent of class (9)
Alex Igelman 16 Calvin Chambers Road, Thornhill, Ontario, Canada, L4J 1E7	(1)	126	*
Michael Villani 84 Festival Court, White Plains, New York 10603	(2)	2	*
Damian Mathews 69 De Luen Avenue Tindalls Beach, Whangaparaoa Auckland 0930	(3)	9	*
Lydia Roy 9595 Highland Pointe Pass, Delray Beach, Florida 33446	(4)	1	*
Jenny Pace Block 6, Triq Paceville, St. Julians 01 STJ3109	(5)	3	*
Alan Alden 202, Yucca, Swieqi Road Swieqi, SWQ 3454, Malta	(6)	3	*
Jan Jones Blackhurst 100 West Liberty Street, 12th Floor Reno, NV, 89501		-	*
Chul Woong Lim 204-804 Susaek Rd. 100 Seodaemun-gu Seoul, Korea	(7)	5	*
Robert Soper 3061 NW 125th Ave., Sunrise, Florida 33323		-	*
Former Named Executive Officers (4 individuals)	(8)	94	*
All Executive Officers and Directors as a group		243	*	%

*	less than 1%

(1)	Includes 63 options to purchase shares of common stock currently exercisable.

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(2)	Includes 1 options to purchase shares of common stock currently exercisable.

(3)	Includes 2 options to purchase shares of common stock currently exercisable.

(4)	Includes 1 option to purchase shares of common stock currently exercisable.

(5)	Includes 2 options to purchase shares of common stock currently exercisable.

(6)	Includes 2 options to purchase shares of common stock currently exercisable.

(7)	Includes 2 options to purchase shares of common stock currently exercisable.

(8)	Includes 86 shares of common stock for the former Chief Executive Officer. Also, includes 3 shares of common stock for the former Chief Financial Officer, 2 shares of common stock for the former Chief Information Officer and Chief Technology Officer, and 3 shares of common stock for the former Chief Operating Officer, based on the most recently available information to the Company.

(8)	Excludes the voting shares of Common Stock underlying the outstanding Series E Preferred Stock held by a member of management of the Company that is counted towards the quorum for the Annual Meeting and is voted proportionately with the outstanding shares of Common Stock for Proposal No. 5.

TRANSACTIONS WITH RELATED PERSONS

Under our written Related Party Transactions Policy, our Group General Counsel, Compliance and Corporate Secretary will review any potential Related Party Transaction to determine if it is subject to the policy. If the Group General Counsel, Compliance and Corporate Secretary determines that it is subject to the policy, the transaction will be referred to our Audit Committee for approval or ratification. Our Company’s policy with regard to related party transactions is for the Audit Committee of the Board to approve any material transactions involving our directors, executive officers or holders of more than 5% of our outstanding capital stock.

Fiscal Years Ended June 30, 2023 and 2022

The Company’s Chief Executive Officer owns less than 5% of Oddin.gg, a vendor of the Company, that was owed $47,895 and $3,359 by the Company as of June 30, 2023 and 2022, respectively. The Company incurred cost of revenue to Oddin.gg of $72,107 and $52,791 for years ended June 30, 2023 and 2022. On October 3, 2023, the Company signed an agreement to integrate the Oddin.gg esports iFrame solution that will allow the Company to offer esports wagering to its iGaming customers. The integration of the Oddin.gg’s esports iFrame solution is expected to be completed by the Company in the first half of fiscal 2024. The agreement requires the Company to pay Oddin.gg a revenue share based on the net gaming revenues generated from esports wagering.

On October 26, 2023, the Company signed a binding letter of intent to acquire a 30% minority interest, in furtherance of strategic collaboration and revenue sharing agreement with Drafted.gg, a leading wagerable esports content producer based in Czech Republic. The Company expects to purchase the remaining 70% of the business by the end of the fiscal year. The purchase price for the initial 30% minority interest is $300,000. The Company’s Chief Executive Officer has an indirect immaterial interest in Drafted.gg.

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The Company reimbursed the former Chief Executive Officer for office rent and related expenses. The Company incurred charges owed to the former Chief Executive Officer for office expense reimbursement of $2,400 and $4,800 for the years ended June 30, 2023 and 2022, respectively. As of June 30, 2023 and 2022, there were no amounts payable to the former Chief Executive Officer. The former Chief Executive Officer was terminated for cause by the Board from his position as Chief Executive Officer on December 3, 2022. The former Chief Executive Officer resigned from the Board on December 23, 2022.

On May 4, 2017, the Company entered into a services agreement and a referral agreement with Contact Advisory Services Ltd., an entity that is partly owned by a member of the Board. The Company incurred general and administrative expenses of $18,521 and $26,148 for years ended June 30, 2023 and 2022, respectively, in accordance with these agreements. As of June 30, 2023 and 2022, there was approximately $12,700 and $0 amounts payable to Contact Advisory Services Ltd, respectively.

The Company had retained services from a former member of its Board who remained as an advisor to the Company with an annual fee of $60,000. The member was previously retained through a consultancy agreement dated August 1, 2020 and an employment agreement dated June 15, 2020. The consultancy agreement required payments of £18,000 ($21,920 translated using the exchange rate in effect at June 30, 2022) per month to the firm that is controlled by this member of the Board. The individual also received payroll of $500 per month through the employment agreement as Chief Operating Officer. The member resigned from the Board and from his role as Chief Operating Officer on May 31, 2022 and the consultancy agreement and the employment agreement were terminated.

The Company retained the services of its former Chief Financial Officer and Chief Operating Officer through a consultancy agreement dated April 2, 2022 and an employment agreement dated April 2, 2022. The Company remitted monthly payments to its former Chief Financial Officer of NZD 36,995 ($23,524 translated using the exchange rate in effect at June 30, 2022) under the consultancy agreement and $500 per month under the employment agreement. In connection with this appointment the Company provided a one-time issuance of 5 shares of Common Stock to the former Chief Financial Officer and Chief Operating Officer. The former Chief Financial Officer and Chief Operating Officer resigned from his roles on December 31, 2022, and the consultancy agreement and employment agreement were terminated. He later rejoined the Company as the Chief Operating Officer on May 29, 2023 under a new employment agreement.

During the year ended June 30, 2022, the Company engaged in transactions with Tilt, LLC a game center operator controlled by the head of GGC. This included net sales to Tilt, LLC in the amount of $222,559 for game center equipment, and amounts paid to Tilt, LLC of $33,600 for equipment leased, $16,589 for services, $20,128 for cryptocurrency mining and $140,000 for purchases of computer inventory. The individual was no longer employed by the Company during the year ended June 30, 2023.

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AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board is comprised of independent directors and operates under a written charter adopted by the Board. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements per the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended June 30, 2023, with the Company’s independent auditors, Marcum LLP, and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Marcum LLP required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Marcum LLP its independence.

Based on the review and discussions with management and our independent registered public accounting firm, Marcum LLP, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2023, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Alan Alden — Chair of the Committee

Jan Jones Blackhurst

Chul Woong Lim

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PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees. The aggregate fees billed by our independent registered public accounting firms, for professional services rendered for the audit of our annual financial statements for the years ended June 30, 2023 and 2022, including review of our interim financial statements were $946,050 and $968,883, respectively. This includes $399,000 and $547,050 billed from Marcum LLP and Friedman LLP for the year ended June 30, 2023. All amounts were billed from Friedman LLP for the year ended June 30, 2022.

Audit Related Fees. We incurred fees to our independent registered public accounting firms of $351,800 and $245,000 for audit related fees during the fiscal years ended June 30, 2023 and 2022, respectively, which related to filings with the SEC by the Company during the years ended June 30, 2023 and 2022. This includes $331,800 and $20,000 billed from Marcum LLP and Friedman LLP for the year ended June 30, 2023. All amounts were billed from Friedman LLP for the year ended June 30, 2022.

Tax Fees. We did not incur fees to our independent registered public accounting firms for tax during the fiscal years ended June 30, 2023 and 2022.

All Other Fees. We did not incur fees to our independent registered public accounting firms for products and services provided by the principal accountant, other than the services reported above, during the fiscal years ended June 30, 2023 and 2022.

The Audit Committee pre-approves all auditing services and all permitted non-auditing services (including the fees and terms thereof) to be performed by our independent registered public accounting firm.

MATTERS TO BE VOTED ON

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Currently, the Company has authorized a five-member Board of Directors. The Board has chosen, however, to nominate only four members for election at this annual meeting while a search is conducted for a person to fill the board position to be vacated by Chul Woong Lim upon the date of the Annual Meeting on [●], 2024. Thus, there will be one vacant seat on our Board following the Annual Meeting. The directors will serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Jan Jones Blackhurst, Damian Mathews, Alan Alden, and Robert Soper are all standing for reelection.

The person named as “Proxy” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted “FOR” the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

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NOMINEES FOR ELECTION AS DIRECTOR

The persons nominated as directors are as follows:

Name	Age	Position(s)
Jan Jones Blackhurst	74	Chair of the Board of Directors
Damian Mathews	52	Chief Operating Officer and Director
Alan Alden	62	Director
Robert Soper	51	Director

Vote Required

The four nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Abstentions or votes against a director nominee will not be deemed a vote with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the election of each of the nominees for directors.

PROPOSAL NO. 2: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We intend to conduct this advisory vote every year based on the results of a vote on the frequency of the “say-on-pay” proposal in the 2021 Annual Proxy Statement until the Company holds another vote on such frequency.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our CNCG Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

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We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2023 compensation of our named executive officers.

We are requesting your advisory vote on the following resolution:

RESOLVED, that the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby approved.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting via the virtual meeting platform or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval, In a non-binding advisory VOTE, of the compensation of the Company’s named executive officers as disclosed in THIS proxy statement.

PROPOSAL NO. 3: RATIFY THE SELECTION OF MARCUM LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024.

The Audit Committee of our Board has selected the firm of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024. Marcum LLP has served as our independent registered public accounting firm since the fiscal year ended June 30, 2021, and such date takes into account the acquisition of certain assets of Friedman LLP by Marcum LLP effective September 1, 2022. Although stockholder ratification of the selection of Marcum LLP is not required by law or Nevada rules, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection. Representatives of Marcum LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

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PROPOSAL NO. 4: POTENTIAL ISSUANCE OF AN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK, PAR VALUE $0.001 PER SHARE, UNDER THE COMPANY’S OUTSTANDING SERIES D PREFERRED STOCK, SERIES D PREFERRED WARRANTS AND COMMON STOCK WARRANTS ISSUED ON MAY 22, 2023.

Background and Description of Series D Preferred Stock, Series D Preferred Warrants, and Common Stock Warrants

You are being asked to consider and vote upon a proposal (the “Common Share Issuance Proposal”) that provides for the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock, under the Company’s Series D Preferred Stock, Series D Preferred Warrants (as defined below) and Common Stock Warrants (as defined below) (collectively, the “Securities”), assuming conversion or exercise of the Securities into shares of Common Stock in accordance with their terms, by the holder.

The Common Share Issuance Proposal, if passed, will allow us to issue shares of Common Stock that are potentially issuable under each of the (1) approximately $4.2 million outstanding Series D Preferred Stock (as of December 31, 2023), (2) Series D Preferred Stock that is issuable under the Series D Preferred Warrants (up to approximately $4.3 million if fully exercised as of December 31, 2023), and (3) Common Stock Warrants (currently exercisable for 3,584 shares of Common Stock). Each of the outstanding Series D Preferred Stock, the Series D Preferred Warrants and Common Stock Warrants, in and of themselves, could, if the Common Share Issuance Proposal is approved by our stockholders, result in the issuance of more than 19.99% of the shares of Common Stock outstanding on the date of execution of the Series D SPA (as defined below). The Series D SPA obligates the Company to seek stockholder approval of resolutions providing for the approval of the issuance of all of the shares of Common Stock in compliance with the rules and regulations of the Nasdaq Stock Market (without regard to any limitations on conversion or exercise set forth in the Series D Preferred Stock Certificate of Designations or the Common Stock Warrants, respectively). Issuances of shares of Common Stock upon conversion of the Series D Preferred Stock, the Series D Preferred Stock issuable upon exercise of the Series D Preferred Warrants, and upon exercise of the Common Stock Warrants, in excess of 19.99% of the Company’s outstanding shares of Common Stock, would require approval by the Company’s stockholders pursuant to the rules and regulations of the Nasdaq Stock Market and the Series D Certificate of Designations.

The Company issued the Securities to an institutional investor and the holder of its outstanding Series C Convertible Preferred Stock (the “Holder”), in connection with a Securities Purchase Agreement (the “Series D SPA”) dated April 30, 2023, which subsequently closed on May 22, 2023. The Company designated 10,000 shares of preferred stock as Series D Preferred Stock. The Series D SPA contemplated a direct offering to the Holder that included (i) 4,300 shares of new Series D Preferred Stock, $0.001 par value per share, for a price of $1,000 per share, (ii) common warrants to purchase 3,584 shares of our Common Stock at a price of $784 per share (the “Common Stock Warrants”), and (iii) preferred warrants to purchase 4,300 shares of our Series D Preferred Stock at a price of $1,000 per share (the “Series D Preferred Warrants).

The terms and provisions of the Series D Preferred Stock were set forth in a Series D Convertible Preferred Stock Certificate of Designations (the “Series D Certificate of Designations”), filed and effective with the Secretary of State of the State of Nevada in connection with the closing on May 22, 2023.

Series D Preferred Stock

Ranking

The Series D Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks equal to the 10% Series A Cumulative Redeemable Convertible Preferred Stock and the Series C Convertible Preferred Stock and is senior to all Common Stock of the Company unless the Investor consents to the creation of other capital stock of the Company that is senior or equal in rank to the Series D Preferred Stock.

Adjustments

In the event that the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or is deemed to have granted, issued or sold, any shares of Common Stock, but excluding certain excluded issuances as described in the Series D Certificate of Designations, for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price, subject to certain exceptions described in the Series D Certificate of Designations.

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If the Company effects any stock split, stock dividend, recapitalization or otherwise or any combination, reverse stock split or otherwise then in each such case the calculations with respect to the Conversion Price and similar terms shall be adjusted accordingly, all as more fully described in the Series D Certificate of Designations. If there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the Event Market Price (as defined below) is less than the Conversion Price then in effect (after giving effect to the automatic adjustment above), then on the sixteenth (16th) trading day immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) trading day (after giving effect to the automatic adjustment above) shall be reduced to the Event Market Price. “Event Market Price” means, with respect to any Stock Combination Event Date, 80% of the quotient determined by dividing (x) the sum of the VWAP (as defined in the Series D Certificate of Designations) of the Common Stock for each of the three (3) lowest trading days during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the sixteenth (16th) trading day after such Stock Combination Event Date, divided by (y) three (3).

Purchase Rights

If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series D Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder of Series D Preferred Stock could have acquired if such holder of Series D Preferred Stock had held the number of shares of Common Stock acquirable upon complete conversion of all the Series D Preferred Stock held by such holder of Series D Preferred Stock immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; subject to certain limitations on beneficial ownership.

Conversion

The Series D Certificate of Designations contemplates that the Series D Preferred Stock will be convertible into Common Stock (the “Conversion Shares”) at the option of the holder of Series D Preferred Stock at any time from time to time after the date of issuance thereof. The number of Conversion Shares issuable upon conversion of any share of Series D Preferred Stock shall be determined by dividing (x) the Conversion Amount (as defined below) of a share of Series D Preferred Stock by (y) the lower of (i) the Conversion Price (as defined below); and (ii) the Alternate Conversion Price (as defined below), subject to the Floor Price (as defined below). “Conversion Amount” shall mean, with respect to each share of Series D Preferred Stock, the sum of (A) $1,000 per share (such amount, subject to adjustment, the “Stated Value”) and (B) all declared and unpaid dividends with respect to such Stated Value and all declared and unpaid dividends as of such date of determination and any other amounts owed under the Series D Certificate of Designations. “Conversion Price” means, with respect to each Series D Preferred Stock, as of any conversion date or other date of determination, a price that is $3.00, subject to adjustment as provided in the Series D Certificate of Designations. “Alternate Conversion Price” shall mean with respect to any Alternate Conversion (as defined in the Series D Certificate of Designations) that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable conversion date of the applicable Alternate Conversion, and (ii) the greater of (x) the Floor Price and (y) 90% of the lowest VWAP of the Common Stock during the ten (10) consecutive trading day period ending and including the trading day of the applicable Conversion Notice (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period. “Floor Price” shall mean $0.39.

Liquidation

In the event of a liquidation, the holders of Series D Preferred Stock shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Common Stock or other junior stock, but pari passu with any parity stock then outstanding, such as the Series A Preferred Stock, an amount per preferred share equal to the greater of (A) 125% of the Conversion Amount of such preferred share on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such preferred share into Common Stock (at the Alternate Conversion Price then in effect) immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of parity stock, then each Holder and each holder of parity stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of parity stock as a liquidation preference, in accordance with their respective Certificate of Designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of preferred shares and all holders of shares of parity stock.

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In addition, the Company will provide the holders of Series D Preferred Stock with notice of certain triggering events as defined in the Series D Certificate of Designations (each a “Triggering Event”) or if a holder of Series D Preferred Stock may become aware of a Triggering Event as a result of which the holder of Series D Preferred Stock may choose to convert the Series D Preferred Stock they hold into Conversion Shares at the Series D Alternate Conversion Price for the Triggering Event Conversion Right Period (as defined in the Series D Certificate of Designations).

Mandatory Redemption on Bankruptcy Triggering Event

Upon any Bankruptcy Triggering Event, the Company shall immediately redeem, in cash, each share of Series D Preferred Stock then outstanding at a redemption price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) 115% and (ii) the product of (X) the Conversion Rate (calculated using the lowest Alternate Conversion Price during the period commencing on the 20th trading day immediately preceding such public announcement and ending on the date the Company makes the entire redemption payment with respect to the Conversion Amount in effect immediately following the date of initial public announcement (or public filing of bankruptcy documents, as applicable) of such Bankruptcy Triggering Event multiplied by (Y) the product of (1) 115% multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such Bankruptcy Triggering Event and ending on the date the Company makes the entire redemption payment required to be made.

Dividends

Dividends on the Series D Preferred Stock will accrue daily at a rate equal to 8.0% per annum, increasing 0.50% each 135 day anniversary from the date of issuance and be payable by way of inclusion of the dividends in the Conversion Amount on each conversion date in accordance with an optional conversion or upon any redemption hereunder (including, without limitation, upon any required payment upon any Bankruptcy Triggering Event).

Beneficial Ownership Limitation

The Series D Preferred Stock cannot be converted into Common Stock if the holder of Series D Preferred Stock and its affiliates would beneficially own more than 9.99% of the outstanding Common Stock. However, any holder of Series D Preferred Stock may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after delivery of such notice from the holder to us and such increase or decrease will apply only to the holder providing notice.

Voting Rights

The holders of the Series D Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders of Series D Preferred Stock for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock except as provided in the Series D Certificate of Designations or as otherwise required by applicable law. To the extent that under applicable law, the vote of the holder of the Series D Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Investor of the shares of the Series D Preferred Stock, voting together in the aggregate and not in separate series unless required under applicable law, represented at a duly held meeting at which a quorum is presented or by written consent of the Investor (except as otherwise may be required under the applicable law), voting together in the aggregate and not in separate series unless required under the applicable law, shall constitute the approval of such action by both the class or the series, as applicable. Holders of the Series D Preferred Stock shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Bylaws and the applicable law.

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Without first obtaining the affirmative vote of the Holder, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or Bylaws, or file any Certificate of Designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Series D Preferred Stock hereunder, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Series D Preferred Stock; (c) create or authorize (by reclassification or otherwise) any new class or series of Senior Preferred Stock or Parity Stock (other than the Series C Convertible Preferred Stock); (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any preferred stock other than as contemplated thereby or pursuant to the Series D SPA; or (g) whether or not prohibited by the terms of the Series D Preferred Stock, circumvent a right of the Series D Preferred Stock under the Series D Certificate of Designations.

Other Terms

The terms of the Series D Preferred Stock prohibit the Company from subsequent financings at a price below the Conversion Price, unless approved by the holder of Series D Preferred Stock.

The Holder has the option to require the Company to use 50% of the proceeds from any subsequent financing to redeem the Series D Preferred Stock at the greater of (a) the Conversion Amount of such Subsequent Placement Optional Redemption Share being redeemed as of the Subsequent Placement Optional Redemption Date and (b) solely if any Equity Conditions Failure (as defined in the Series D Certificate of Designations) then exists, the product of (1) the Conversion Rate of an Alternate Conversion of such share being redeemed multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such the date of notice of the redemption and ending on the trading day immediately prior to the date the Company makes the entire payment required to be made.

The holder of Series D Preferred Stock may convert the Series D Preferred Stock into any subsequent financing thereby receiving securities issued in such subsequent financing in exchange for cancellation of all or part of the Series D Preferred Stock.

The Conversion price has been subsequently lowered pursuant to the terms of the August 2023 Settlement Agreement, dated August 15, 2023 (the “August 2023 Settlement Agreement”) and the October 2023 Settlement Agreement, dated October 6, 2023 (the “October 2023 Settlement Agreement”) and the full ratchet anti-dilution adjustment contained in the Series D Certificate of Designations.

Common Stock Warrants and Series D Preferred Stock Warrants

The Common Stock Warrants and the Series D Preferred Stock Warrants expire in five years. The Common Stock Warrants have a cashless exercise provision. The exercise of the Common Stock Warrants are subject to a beneficial ownership limitation for the Holder of 4.99%, which may be increased to 9.99% provided that the increase will not be effective until the 61st day after delivery of a notice to the Company.

If and when the Series D Preferred Stock Warrants are exercised, pursuant to the terms of the Common Stock Warrants, the number of shares of Common Stock that will be issuable under the Common Stock Warrants will increase by an amount equal to the aggregate value of the shares of Series D Preferred Stock (including any dividends or other amounts thereon), divided by the Alternate Conversion Price (as defined in the Series D Certificate of Designations). The Series D Preferred Warrants and the Common Stock Warrants contain customary anti-dilution protection for the Holder and the Common Stock Warrants contain full ratchet anti-dilution protection in the event of certain dilutive issuances. In addition, the Common Stock Warrants provide the Holder with certain purchase rights in subsequent issuances or sales of securities by the Company.

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Registration Right Agreement

Pursuant to a Registration Rights Agreement (the “Series D RRA”) between the Holder and the Company, the Company intends to grant certain registration rights to the Investor. The Series D RRA requires the Company to file a registration statement covering the resale of the shares of Common Stock underlying the shares of Series D Preferred Stock to be issued in the offering and the shares of Common Stock issued upon exercise of the Common Stock Warrants. The Series D RRA also covers the conversion of any shares of Series D Preferred Stock issued upon exercise of the Series D Preferred Warrants. The Company was required to file the registration statement within 60 days from the closing of the transactions contemplated by the Series D SPA and cause the registration statement to be declared effective within 120 days after the closing of the transactions contemplated by the Series D SPA. The Series D RRA contains mutual customary indemnification provisions among the parties and requires the Company to make certain cash payments (“RRA Fees”) in connection with any delay in the filing of a registration statement for the purpose of registering the resale of the Common Stock issuable under the Securities, despite the Company’s best efforts. As of December 31, 2023, the Company was obligated to pay to the Holder RRA Fees of approximately $98,000 (subject to increase with respect to any additional RRA Fees that may accrue, from time to time, under the Series D RRA, and subject to decrease in accordance with the August 2023 Settlement Agreement and the October 2023 Settlement Agreement, each entered into with the Holder).

Why We Need Stockholder Approval

Because our Common Stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2). Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a conversion price lower than the “Minimum Price.” “Minimum Price” is defined under Nasdaq Listing Rule 5635(d)(1)(A) as a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Under the terms of the October 2023 Settlement Agreement and the Series D Certificate of Designations, the Series D Preferred Stock may be convertible at a price lower than 90% of the lowest VWAP (as defined in the Series D Certificate of Designations) of the 10 trading days ending and including the date of conversion, in accordance with Section 31(g) of the Series D Certificate of Designations and the October 2023 Settlement Agreement. Consequently, shares of Common Stock are issuable upon conversion of the Series D Preferred Stock at prices below the Minimum Price.

In addition, because the Common Stock Warrants contain full ratchet anti-dilution protection for the Holder, the exercise price per share of Common Stock is required to be adjusted to the issuance price of the Company’s securities in the event of a dilutive issuance, at a price lower than the then applicable exercise price. Consequently, shares of Common Stock are issuable upon exercise of the Common Stock Warrants at prices below the Minimum Price.

The stockholder approval requirement for issuances of the shares of Common Stock potentially issuable under the Series D Preferred Stock, Common Stock Warrants and Series D Preferred Warrants was incorporated into the Series D SPA in order to comply with Nasdaq Listing Rule 5635(d)(2).

Our Board has determined to recommend that our stockholders approve the Common Share Issuance Proposal because the terms of the Series D SPA require us to seek stockholder approval for the Common Share Issuance Proposal. Moreover, if the Common Share Issuance Proposal does not pass, the Series D Preferred Stock will continue to remain without an ability to meaningfully convert into shares of Common Stock and reduce its value. Instead, the value of the Series D Preferred Stock will increase while it continues to accrue dividends, among other fees and penalties that the Company may incur while it remains outstanding.

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Potential Effects of Approval of this Proposal

If the Common Share Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion of the outstanding Series D Preferred Stock and upon conversion of any shares of Series D Preferred Stock issued under the Series D Preferred Warrants, will reduce the value of the Series D Preferred Stock, as amounts converted will avoid the accrual of dividends, other fees and penalties that the Company may incur if it were to remain outstanding. The Common Share Issuance Proposal, if approved by our stockholders, and used by the Holder to issue shares in excess of the 19.99% threshold, will significantly dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Such issuances will also negatively impact the price of our Common Stock when shares are issued below the market price of our Common Stock. Excess issuances beyond the 19.99% threshold will also significantly dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of its stockholders to authorize its entry into the Securities, as the Company has already done so and the transaction documents relating to the Securities are already binding obligations of the Company. The failure of the Company’s stockholders to approve the Common Share Issuance Proposal will not negate the existing terms of the Securities, however, the Securities would not be convertible over the 19.99% threshold. All obligations to facilitate the issuances of the shares of Common Stock issuable under the Securities would remain in effect and there will be adverse direct and indirect impacts on the Company’s financial condition and operations. If the Holder is not able to convert its Securities into shares of Common Stock in excess of the 19.99% threshold when the Company otherwise would have been obligated to do so under the terms of the Securities, dividends will continue to accrue on the outstanding balance of Series D Preferred Stock, thereby increasing the Company’s obligations to the Holder. As the outstanding obligations due to the Holder increase, the Company will be obligated to settle additional amounts owed to the Holder in securities of the Company, which would result in further future dilution to holders of Common Stock. Also, it may become increasingly difficult for the Company to raise capital in public or private offerings, to effect attractive acquisitions or other transactions of strategic importance. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the Securities, which may result in additional transaction expenses, more dilution to holders of Common Stock or the granting of additional preferential rights to future investors.

In addition in the event the Company does not obtain stockholder approval of the Common Share Issuance Proposal, the Company would then be required to call a stockholder meeting at the end of each quarter subsequent to this Annual Meeting until the date the stockholder approval is obtained, which would require additional Company resources, including use of available working capital associated with holding one or more stockholder meetings to seek such stockholder approval.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting via the virtual meeting platform or by proxy is required for the approval of the Common Share Issuance Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Recommendation of our Board

Pursuant to the Series D SPA, the Company is obligated to present the Common Share Issuance Proposal to the stockholders through a special or annual meeting along with the Board’s recommendation to vote “For” the proposal until such proposal is approved.

Our Board unanimously recommends that you vote “FOR” the approval of the CoMMON SHARE ISsuance PROPOSAL.

PROPOSAL NO. 5 APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 1.25 MILLION TO 500 MILLION SHARES.

Background

On December 21, 2023, the Company implemented a one-for-four-hundred (1-for-400) reverse stock split (the “Reverse Split”) as part of the Company’s ongoing plan of compliance with the Nasdaq Listing Rules, and more specifically, to regain compliance with Nasdaq Listing Rule 5810(c)(3)(A), as the minimum bid price of our common stock had been below $0.10 per share for 10 consecutive business days. The Company implemented the Reverse Split following approval through resolution adopted by the Board of Directors under the Nevada Revised Statute NRS 78.207 without stockholder approval, which proportionally reduced the number of authorized shares in the same one-for-four-hundred ratio from 500 million to 1.25 million shares. The Company seeks stockholder approval of an amendment to the Company’s articles of incorporation to increase the authorized shares of Common Stock from 1.25 million to 500 million (the “Authorized Share Increase Proposal”).

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Reasons for the Authorized Share Increase

Following the Reverse Split, the Company does not have sufficient authorized shares to raise capital in a public offering of common stock, or to accommodate conversions of its Series A Preferred Stock, Series C Convertible Preferred Stock and Series D Preferred Stock, to common stock. The Series A Preferred Stock has a liquidation value of $11.00 and is convertible into common stock and the Series C Convertible Preferred Stock and the Series D Preferred Stock require a reserve of a minimum of 100% of the aggregate number of shares of Common Stock as shall from time to time be necessary to effect the conversions.

The Company’s primary reasons for approving and recommending the Authorized Share Increase proposal are to (i) allow the Company to issue more shares of common stock to increase its stockholders’ equity to maintain long term compliance with Nasdaq Listing Rule 5550(b), the minimum stockholders’ equity requirement of $2.5 million, (ii) allow the Company to raise additional capital to support operations and grow the business; (iii) ensure sufficient shares to allow for the conversion of the Company’s outstanding classes of convertible preferred stock, warrants and other convertible instruments, (iv) ensure sufficient shares are available to award our management team and board of directors to incentivize retention and performance, and (v) allow for available shares to effect potential merger and acquisition activities.

The Authorized Share Increase, if approved by our stockholders, would become effective upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, or at the later time set forth in the amendment.

The Board of Directors believes the Authorized Share Increase is necessary and advisable for the reasons stated above. If the Authorized Share Increase Proposal is passed, we intend to raise capital through public or private offerings of common stock, warrants or other convertible securities and may effect additional equity conversions under the terms of the Series C Convertible Preferred Stock and Series D Certificate of Designations and the October 2023 Settlement Agreement.

Potential Effects of the Proposal

If our stockholders approve the Authorized Share Increase and the Board of Directors effects it, the number of shares of common stock issuable will be increased from 1.25 million to 500 million shares. The Authorized Share Increase itself will have no direct or immediate effect on the holders of our Common Stock at the time of the increase and uniformly and will not affect any stockholder’s percentage ownership interest in the Company nor will it affect any stockholder’s proportionate voting power.

The additional authorized shares of common stock will have the same rights as the presently authorized shares of common stock, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) will have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The Board of Directors expects to issue some or all of the additional shares of common stock authorized by amendment of the Company’s Articles of Incorporation or held in reserve for investors for potential future issuance, as needed, for existing obligations as disclosed in the Company’s annual and quarterly reports, and our registration statements on Form S-3 and Form S-1. It is also possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. Additional shares of common stock so authorized will be available for issuance by the Company for raising additional capital, conversions of preferred stock and debt into equity, to allow exercise of outstanding warrants and stock options, as incentives to employees, officers or directors, and as inducements for possible acquisitions, establishing strategic partnerships with other companies, or other corporate purposes. The Company does not anticipate that it would seek authorization from the stockholders for issuance of any additional authorized shares unless required by applicable law or regulations. The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but it would have a dilutive effect on our existing stockholders when the additional shares are issued.

We could also use the additional shares of common stock to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the Board’s approval of the Authorized Share Increase proposal was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Authorized Share Increase could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. This increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a hostile change in control of the Company without further action by the Company’s stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law and stock exchange regulations) be issued in one or more transactions which would make a hostile change in control of the Company more difficult, and therefore less likely. Management’s use of additional shares to resist or frustrate a hostile third-party transaction favored by a majority of the independent stockholders would likely result in an above-market premium being paid in that transaction. Any such issuance of the additional shares of common stock would likely have the effect of diluting the earnings per share and book value per share of outstanding shares of Company common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

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The Company’s increase in authorized common stock will become effective upon the filing of an amendment to the Company’s articles of incorporation with the Nevada Secretary of State, which we would intend to complete promptly if we receive stockholder approval of the Authorized Share Increase proposal. Information with respect to the filing of the amendment to the Company’s articles of incorporation and the increase in authorized common stock would be included in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the voting power of all issued and outstanding Common Stock is required for the approval of the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 1.25 million to 500 million shares. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal as they will not be counted toward reaching a majority of the issued and outstanding shares. The Series E Preferred Stock votes proportionately to the Common Stock.

Even if the Authorized Share Increase proposal were to receive the affirmative vote of more than a majority of the shares of Common Stock present at the Annual Meeting or by proxy, there may not be sufficient votes to approve the Authorized Share Increase proposal because of the higher voting standard of approval by the affirmative vote of the holders of shares of Common Stock representing a majority of the voting power of all issued and outstanding Common Stock. As a result, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal as they will not be counted toward reaching a majority of the issued and outstanding shares. In order to attempt to procure the vote necessary to affect the Authorized Share Increase proposal, on January 5, 2024, we issued 100 shares of our Series E Preferred Stock to a member of the Company’s management. The terms of the Series E Preferred Stock are set forth in a Certificate of Designation of Series E Preferred Stock (the “Certificate of Designation”), filed with the Secretary of State of the State of Nevada, and effective on January 5, 2024. The Series E Preferred Stock does not have any voting rights except with respect to the Authorized Share Increase proposal presented at the Annual Meeting, or otherwise as required by law. With respect to the Authorized Share Increase proposal, the outstanding shares of Series E Preferred Stock is entitled to 600,000,000 votes on such proposal in the aggregate, which is referred to as supermajority voting; however the votes by the holder of Series E Preferred Stock will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of Common Stock who vote on the Authorized Share Increase proposal. For example, if 50.5% of the shares of Common Stock cast at the Annual Meeting or by proxy are voted “FOR” Proposal No. 5, then the Company will count 50.5% of the votes cast (or votes) by the holder of the Series E Preferred Stock as votes “FOR” Proposal No. 5. Holders of Common Stock and Series E Preferred Stock will vote on the Authorized Share Increase proposal as a single class.

The Board of Directors determined that it was in the best interests of the Company to provide for supermajority voting of the Series E Preferred Stock in order to obtain sufficient votes on the Authorized Share Increase proposal. Due to the required proportional voting structure of the Series E Preferred Stock that mirrors the actual voting by holders of the Common Stock, the supermajority voting will serve to reflect the voting preference of the holders of Common Stock that actually vote on the matter, whether for or against the proposal, and therefore will not override the stated preference of the holders of Common Stock.

If the Authorized Share Increase proposal is approved, the outstanding shares of Series E Preferred Stock will be automatically redeemed upon the stockholders’ approval of the Authorized Share Increase proposal and will have no further rights, voting or otherwise.

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Recommendation of our Board

Our Board UNANIMOUSLY recommends that you vote “FOR” the approval of the AUTHORIZED SHARE INCREASE Proposal BECAUSE IT IS IN THE BEST INTEREST OF THE coMPANY AND OUR STOCKHOLDERS.

STOCKHOLDER NOMINATIONS OF DIRECTORS AND OTHER BUSINESS

Under our bylaws, as amended, notice of any director nomination or stockholder proposal intended to be presented by a stockholder at the 2024 annual meeting of stockholders must be delivered to our Secretary at our principal executive offices not earlier than the close of business on [●], 2024, nor later than the close of business on [●], 2024; provided that in the event that the date of the 2024 annual meeting is more than thirty (30) days before or more than seventy (70) days after [●], 2025, notice must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The deadline for any stockholder proposal for inclusion in our proxy materials for the 2024 annual meeting pursuant to Rule 14a-8 under the Exchange Act is [●], 2024; provided that a proposal will not be considered properly brought before the Annual Meeting if notice thereof is provided after any applicable deadline in our bylaws, as amended, regardless of whether the stockholder is seeking to include the proposal in our proxy materials. Any notice regarding any stockholder nomination must include the information specified in Article III, Section 1 of our bylaws, as amended. In addition, we will be required under Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, we must receive notice under SEC Rule 14a-19 no later than [●], 2024. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws, as amended, as described above.

OTHER MATTERS

We have not received notice of and do not expect any other matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. If you grant a proxy, the persons named as proxy holder, Jan Jones Blackhurst, Alex Igelman, or Lydia Roy, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for the proxy statements and annual reports or Notices of Internet Availability, as applicable, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or the Notice of Internet Availability, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement and annual report or the Notice of Internet Availability, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or the Notice of Internet Availability, as applicable, or if you are receiving multiples copies of the proxy statement and annual report or the Notice of Internet Availability, as applicable, and wish to receive only one, please notify your broker or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request addressed to Attn: Secretary, Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109 or by calling us at +356 2713 1276. We will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and annual report or the Notice of Internet Availability, as applicable, to a registered stockholder at a shared address to which a single copy of the applicable document(s) was delivered.

In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

[●], 2024	By Order of the Board of Directors,

/s/ Jan Jones Blackhurst
Jan Jones Blackhurst
Chair of the Board of Directors

/s/ Alex Igelman
Alex Igelman
Chief Executive Officer

39

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GMBL2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27673-P02001 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ESPORTS ENTERTAINMENT GROUP, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jan Jones Blackhurst	☐	☐	☐
1b. Damian Mathews	☐	☐	☐
1c. Alan Alden	☐	☐	☐
1d. Robert Soper	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

	Yes	**No**
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

40

V27674-P02001

ESPORTS ENTERTAINMENT GROUP, INC.
Annual Meeting of Shareholders
[TBD], 2024 at 10:00 AM EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jan Jones Blackhurst, Chair of the Board of Directors, Alex Igelman, Chief Executive Officer, and Lydia Roy, Group General Counsel and Compliance, Corporate Secretary, of Esports Entertainment Group, Inc., as proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on [TBD], 2024, at 10:00 A.M. EST virtually at www.virtualshareholdermeeting.com/GMBL2023, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponements or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

41

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GMBL2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27675-P02001 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESPORTS ENTERTAINMENT GROUP, INC.

Series E Preferred Stock Only

The Board of Directors recommends you vote FOR Proposal No. 5:	**For**	**Against**	**Abstain**
5. To approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized shares of Common Stock from 1.25 million to 500 million shares. [Part of the Company's approved plan of compliance with the Nasdaq Listing Rules].	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

42

V27676-P02001

ESPORTS ENTERTAINMENT GROUP, INC.
Annual Meeting of Shareholders
[TBD], 2024 at 10:00 AM EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jan Jones Blackhurst, Chair of the Board of Directors, Alex Igelman, Chief Executive Officer, and Lydia Roy, Group General Counsel and Compliance, Corporate Secretary, of Esports Entertainment Group, Inc., as proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on [TBD], 2024, at 10:00 A.M. EST virtually at www.virtualshareholdermeeting.com/GMBL2023, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponements or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

43